SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2004

ENPRO INDUSTRIES, INC.

(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945

(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209

(Address of principal executive offices, including zip code)

(704) 731-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed from last report)

Item 4. Changes in Registrant’s Certifying Accountant

     (a)  Previous Independent Accountants

     On November 18, 2003, EnPro Industries, Inc. (the “Company”) filed a Form 8-K announcing the decision on November 12, 2003, by the Audit and Risk Management Committee (the “Audit Committee”) of the Company’s Board of Directors to engage new independent auditors to audit the Company’s financial statements for periods beginning on and after January 1, 2004. Ernst & Young LLP (“E&Y”) continued to be engaged to audit the Company’s financial statements for the year ending December 31, 2003, and completed this engagement on March 3, 2004.

     Until this date, E&Y also served as the independent auditors for the EnPro Industries, Inc. Retirement Savings Plan for Salaried Employees and the EnPro Industries, Inc. Retirement Savings Plan for Hourly Employees (collectively, the “Plans”).

     The reports of E&Y on the consolidated financial statements of the Company for the years ended December 31, 2003 and 2002, and on the financial statements for each of the Plans for the year ended December 30, 2002, and the one-day transitional period ended December 31, 2002, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     In connection with the audits of the consolidated financial statements of the Company for the years ended December 31, 2003 and 2002, and during the subsequent interim period from January 1, 2004, through the date hereof, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the consolidated financial statements of the Company for the years ended December 31, 2003 and 2002.

     In connection with the audits of the financial statements of each of the Plans for the year ended December 30, 2002, and the one-day transitional period ended December 31, 2002, and during the subsequent interim period from January 1, 2003, through the date hereof, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the financial statements of such Plan for the year ended December 30, 2002, and the one-day transitional period ended December 31, 2002.

     During the years ended December 31, 2003 and 2002, and during the subsequent interim period from January 1, 2004, through the date hereof, there have been no reportable events (as defined in Regulation S-K Item 304(a) (1) (v)) with respect to the audit of the Company’s consolidated financial statements. During the year ended December 30, 2002, and the one-day transitional period ended December 31, 2002, and during the subsequent period from January 1, 2003, through the date hereof, there have been no reportable events (as defined in

2

     Regulation S-K Item 304(a) (1) (v)) with respect to the audit of the financial statements of either Plan.

     E&Y has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements included in this Item 4(a), a copy of which is included as an exhibit to this Report.

     (b)  New Independent Accountants

     The Audit Committee notified PricewaterhouseCoopers LLP (“PWC”) of the Company’s decision to engage PWC as the Company’s new independent auditors for periods beginning on and after January 1, 2004. The Audit Committee has also engaged PWC to audit the financial statements for each Plan as of December 31, 2003. During the last two fiscal years, and during the subsequent interim period from January 1, 2004, through the date hereof, the Company has not consulted with PWC regarding any of the matters or events set forth in Regulation S-K, Item 304 (a) (2) (i) or (ii), with respect to either the consolidated financial statements of the Company or the financial statements of the Plans.

Item 7. Financial Statements and Exhibits

     (c)  Letter dated March 8, 2004, from Ernst & Young LLP.

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2004

ENPRO INDUSTRIES, INC

	By:	/s/ William Dries

William Dries
Senior Vice President and Chief Financial Officer

4

EXHIBIT INDEX

Exhibit Number	Exhibit

16.1	Letter dated March 8, 2004 from Ernst & Young LLP

5